Idaho Tax-Exempt Fund

Ticker Symbol: NITEX

March 25, 2011

SUMMARY PROSPECTUS

Before you invest, you may want to review Idaho Tax-Exempt Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.idahotaxexemptfund.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 25, 2011, are incorporated by reference into this Summary Prospectus.

Idaho Tax-Exempt Fund

Investment Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes, with a secondary objective of capital preservation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareowner Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load) on redemptions	None
Maximum sales charge (load) on reinvested dividends	None
Redemption fee (as a percentage of shares held less than 90 calendar days)	2%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Annual Fund Operating Expenses	0.74%

Expenses Example

The example below is intended to help investors compare the cost of investing in Idaho Tax-Exempt Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in the Idaho Tax-Exempt Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918

Portfolio Turnover Rate

During the most recent fiscal year, the Idaho Tax-Exempt Fund's portfolio turnover rate was 2% of the average value of its portfolio. The Fund buys and sells securities through Saturna Brokerage Services, Inc. (SBS), a wholly-owned subsidiary of Saturna Capital, which presently charges no commissions on portfolio trades.

Principal Investment Strategies

Idaho Tax-Exempt Fund invests in debt securities issued by the State of Idaho and its political subdivisions. These municipal bonds, notes and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

At least 40% of bonds that the Fund buys must be rated "A" or equivalent at the time of purchase by a national bond rating agency. The Fund may also invest in non-rated bonds if they are of equivalent quality in the opinion of the adviser. Factors used in bond evaluations include such information as the bond district's financial position, population size, employment trends, economic activity and diversification. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years. Under normal circumstances, at least 80% of assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

Principal Risks of Investing

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with fluctuations in the securities markets as well as the fortunes of the industries and municipalities in which the Fund invests.

Idaho Tax-Exempt Fund risks depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

Idaho Tax-Exempt Fund

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Performance

The following bar chart and table provide an indication of the risks of investing in the Idaho Tax-Exempt Fund by showing performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.idahotaxexemptfund.com.

Annual Total Return

4.16%	9.01%	4.03%	2.44%	1.61%	3.87%	3.81%	-1.01%	10.03%	1.86%
2001	2002	2003	2004	2005	2006	2007	2008	2009	2010

Best Quarter	Q1 2009	4.8%
Worst Quarter	Q3 2008	-4.0%

Average Annual Total Returns for periods ended December 31, 2010
	1 Year	5 Years	10 Years
Return before taxes	1.86%	3.65%	3.93%
Return after taxes on distributions	1.86%	3.64%	3.92%
Return after taxes on distributions and sale of Fund shares	1.81%	3.38%	3.37%
S&P Idaho Municipal Index (reflects no deduction for fees, expenses or taxes)	2.40%	4.10%	5.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is Idaho Tax-Exempt Fund's investment adviser.

Portfolio Manager

Since 1995, Mr. Phelps McIlvaine, a vice president of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the Idaho Tax-Exempt Fund.

Purchase and Sale of Shares

You may open an account and purchase shares by sending a completed application and a photocopy of a government issued identity document and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem all or part of their investment on any business day by several methods:

Written request

Write: Idaho Tax-Exempt Fund
Box N

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Check writing

Shareowners may redeem by writing checks for amounts of $500 or more.

Tax Information

Dividends paid from investments in Idaho bonds are not subject to federal or Idaho state income taxes, including the federal alternative minimum income tax. Any ordinary income dividends or capital gain distributions you receive from the Fund may be subject to federal, state and local income taxes.

Idaho Tax-Exempt Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Idaho Tax-Exempt Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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